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WILSHIRE INTER-GROUP, INC.
Subscription Agreement

PRINT NAME OF SUBSCRIBER:

NUMBER OF SHARESS SUBSCRIBED FOR:

Exhibit A

SUBSCRIPTION AGREEMENT

For the Purchase of Shares of the Common Stock

of

WILSHIRE INTER-GROUP, INC.

The undersigned hereby subscribes for the number of Shares as set forth below the Investor’s name on the Execution Page, of Wilshire Inter-Group, Inc., a Nevada corporation (the “Company”) at a purchase price of $0.10 per share. The minimum investment will be 5,000 Shares, except that the Company may accept subscriptions for fewer Shares. The Shares shall be offered only to qualified investors. The Offering shall terminate on March 12, 2009 unless extended by the Company for a period of up to sixty (60) days from such date (the “Offering Period”).

The purchase price is due and payable upon the execution of this Subscription Agreement, and shall be paid by check, made payable to the order of Wilshire Inter-Group, Inc. or by wire transfer to the address/bank set forth in the Company’s Confidential Private Placement Memorandum (“PPM”).

The undersigned acknowledges that the Shares will not be registered under the Act or the securities laws of any state and that the Company’s reliance upon exemptions from registration is based upon the undersigned’s representations, and warranties contained in the PPM. In the event that (i) an investor’s subscription is rejected by the Company, or (ii) the Offering is terminated for any reason without a closing, subscription proceeds will be promptly refunded to prospective investors without interest or deduction.

1.	The undersigned represents, warrants, and agrees as follows:

(a)
The undersigned has carefully read the PPM which the undersigned acknowledges having been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the PPM and to obtain such additional written information, necessary in order to evaluate the investment.  Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Materials and his or her own independent investigation.

(b)
The purchase of the Shares is a speculative investment involving a high degree of risk. There is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could lose the total amount of the undersigned’s investment.  The undersigned has specifically and carefully reviewed and is aware of all of the risk factors related to the purchase of Shares.

(c)	No federal or state agency or authority has made any finding or determination regarding the fairness of this Offering for investment, or any recommendation or endorsement of this Offering.

(d)
The undersigned is purchasing the Shares for the undersigned’s own account, with the intention of holding the Shares, with no present intention of dividing or allowing undisclosed persons to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Common Shares or Warrants and shall not make any sale, transfer, or pledge thereof without registration under the Act and any applicable securities laws of any state or other jurisdiction or unless an exemption from registration is available under those laws to the satisfaction of the Company and its counsel.

(e)
The undersigned represents that the undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the shares

(f)	FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY:

If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Shares, (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(g)
The address shown under the undersigned’s signature at the end of this Subscription Agreement is the undersigned’s principal residence if he or she is an individual or its principal business address if a corporation or other entity.

(h)	The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

(i)	The undersigned acknowledges that the certificates for the Common Shares and Warrants constituting the Shares which the undersigned will receive will contain a legend substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

4.	The undersigned has been furnished with and has carefully read the PPM.

5.	The undersigned is not an officer, director, stockholder, employee of, or consultant to, any member of FINRA.

6.
The undersigned subscriber acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold harmless the Company, and its respective officers, directors, partners, employees, agents, and attorneys from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in any of the Offering Materials.  Such indemnification shall be deemed to survive any purchase of the Shares and to include not only the specific liabilities, losses, damages or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liabilities, losses, damages or obligations shall have been reduced to judgment.

7.
The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business and to enter into this Subscription Agreement and the other Offering Materials and to be bound by the provisions and conditions hereof or therein.

8.
This Subscription Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Subscription Agreement.

9.
The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

10.
If any provision or any portion of any provision of this Subscription Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision not held invalid or unenforceable to any person or circumstance shall not be affected thereby.

11.
This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Subscription Agreement may be by actual or facsimile signature.

12.
This Subscription Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to conflicts of law principles and the undersigned hereby consents to the jurisdiction of the courts of the State of Nevada.

SIGNATURE PAGE*

Manner in Which Title is to be Held:  (check one)
1.           [  ]           Individual
2.           [  ]           Joint Tenants with Right of Survivorship (both parties must sign)
3.           [  ]           Married with Separate Property
4.           [  ]           Community Property
5.           [  ]           Tenants in Common
6.           [  ]           Corporation
7.           [  ]           Partnership
8.           [  ]           IRA of
9.           [  ]           Trust, dated opened
10.           [  ]           Keogh of
11.           [  ]           As a Custodian for under the Uniform Gift to Minors Act of the State of
12.           [  ]           Other (please indicate)

Total Number of Shares to be purchased:  1,000
Total Purchase Price ($0.10 per share):    $ 100

INDIVIDUAL INVESTORS                                                                ENTITY INVESTORS

______________________________
Signature (Individual)                                                                                     Name of Entity, if any

Signature

Its
Signature (all record holders should sign)                                                                                                                     Title

Name(s) Typed or Printed                                                                                                Name Typed or Printed
Address to Which Correspondence                                                                              Address to Which Correspondence
Should be Directed                                                                                                           Should be Directed

City, State and Zip Code                                                                                              City, State and Zip Code

Social Security Number                                                                                                Tax Identification Number

The foregoing subscription is accepted this           day of              , 200

Wilshire Inter-Group, Inc.

By:  ____________________________
Fred Grant, President, CEO